SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  MAY 24, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                           PANGAEA COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                   000-28639               95-4719021
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


                     104 PROSPECT HILL STREET, NEWPORT, RI 02840
        ----------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (401) 848-0646
                                 --------------
                           (Registrant's Telephone Number)



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ITEM 5.   OTHER EVENTS

     On May 24, 2000, Pangaea Communications, Inc. received and accepted the resignation of Mary Elizabeth Rowbottom as Secretary. On the same date, Mary Elizabeth Rowbottom was replaced as Secretary by George A. Todt.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PANGAEA COMMUNICATIONS, INC.


                               By: /s/ Jim Walters
                                   -------------------
                                   President
Date: August 11, 2000